American Century Mutual Funds, Inc.

Statement of Additional Information Supplement

Balanced Fund ¡ Capital Growth Fund ¡ Capital Value Fund
Focused Growth Fund ¡ Fundamental Equity Fund
Giftrust® Fund ¡ Growth Fund ¡ Heritage Fund ¡ New Opportunities Fund
New Opportunities II Fund ¡ NT Growth Fund ¡ NT VistaSM Fund
Select Fund ¡ Ultra® Fund ¡ Veedot® Fund ¡ VistaSM Fund

Supplement dated September 30, 2009 ¡ Statement of Additional Information dated March 1, 2009

Effective December 1, 2009, New Opportunities II Fund will be renamed Small Cap Growth Fund. All references to the fund name in the statement of additional information will be changed accordingly.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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